UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 18, 2026
Red Cat Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-40202	88-0490034
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2800 S West Temple, Suite 5 South Salt Lake, UT (Address of principal executive offices)	84115 (Zip Code)
Registrant’s telephone number, including area code: (800) 466-9152
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001	RCAT	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On June 18, 2026, Red Cat Holdings, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). As of the close of business on April 23, 2026 (the “Record Date”), there were 122,051,175 shares of common stock (the “Common Stock”) outstanding, each share being entitled to one vote. Accordingly, as of the Record Date, there were 122,051,175 votes available to be cast. At the Annual Meeting, the holders of 71,433,137 shares of the Common Stock were represented in person or by proxy, constituting a quorum. The following are the voting results for the proposals considered and voted upon at the meeting, each of which was described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 30, 2026.
Proposal 1 - Election of five directors to hold office until the Annual Meeting of Stockholders to be held in 2027 or until each such director’s respective successor is elected and qualified or until each such director’s earlier death, resignation, disqualification or removal.

Nominee	For	Withheld	Broker Non-Votes
Jeffrey M. Thompson	21,607,419	15,652,033	34,173,685
Joseph Freedman	17,225,491	20,033,961	34,173,685
Nicholas Liuzza Jr.	14,348,726	22,910,726	34,173,685
Christopher R. Moe	17,592,054	19,667,398	34,173,685
General (R) Paul E. Funk II	14,585,509	22,673,943	34,173,685
Proposal 2 - The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

For	Against	Abstentions	Broker Non-Votes
70,445,245	613,920	373,972	0
Proposal 3 - A non-binding advisory vote to approve the compensation of the Company’s Named Executive Officers.

For	Against	Abstentions	Broker Non-Votes
15,194,017	21,304,013	761,422	34,173,685
This proposal did not receive the affirmative vote of a majority of the votes cast. The Compensation Committee of the Company’s board of directors (the “Compensation Committee”) designed a compensation program intended to align the interests of the Company’s executive officers with those of its stockholders, enhance the personal stake of executive officers in the growth and success of the Company through equity awards, provide an incentive for the executive officers’ continued service at the Company, and provide an opportunity for the executive officers to increase their Company stock ownership levels. The Compensation Committee may, as appropriate, retain an independent compensation advisor to review the Company’s compensation program and to consider this advisory vote in future compensation decisions, with the continuing goal to align compensation of executive officers with the interests of the Company’s stockholders.
Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RED CAT HOLDINGS, INC.

Dated: June 25, 2026	By:	/s/ Christian Morrison
	Name:	Christian Morrison
	Title:	Chief Financial Officer